Exhibit 99.1

Plug Power Second Quarter 2025 Highlights

•       Execution on Project Quantum Leap helps accelerate business sales growth and financial performance

•       Q2 revenue up 21% year-over-year, driven by broad hydrogen demand

LATHAM, N.Y., August 11, 2025 — Plug Power Inc. (NASDAQ: PLUG), a global leader in comprehensive hydrogen solutions for the hydrogen economy, today announced its financial results and operational milestones for the second quarter ended June 30, 2025.

Revenue Growth and Run Rate Momentum

•	Plug reported $174 million in Q2 revenue, a 21% increase versus Q2 2024, driven by robust demand for its GenDrive fuel cells, GenFuel hydrogen infrastructure, and GenEco electrolyzer platforms.

•	Electrolyzer revenue tripled year-over-year, reaching ~$45 million in Q2, as the business scales globally.

Gross Margin, Operating Expenses, and Cash Flow Improvements

•	Gross margin for Q2 2025 improved significantly to -31% from -92% in Q2 2024, a result of service cost reductions, equipment cost improvements, and improved hydrogen pricing.

•	Continued execution of Project Quantum Leap delivered cost structure gains through:

o	Optimization of the workforce

o	Consolidation of facilities

o	Reduction in professional services and software costs

o	Renegotiated supply contracts, including a new hydrogen gas agreement expected to lower molecule cost in H2 2025 and onward

•	The second quarter had approximately $80 million in non-cash charges largely associated with Project Quantum Leap. This compares to approximately $6 million in Q2 2024 for similar activities.

Cash Flow and Liquidity

•	Net cash used in operating and investing activities declined over 40% year-over-year.

•	Plug exited Q2 with over $140 million in unrestricted cash and cash equivalents, and a platform to access over $300 million in additional debt capacity from the Company’s secured debt facility.

•	The Company is also positioned to benefit from monetization of tax credits under Sections 45V and 48E.

Strategic and Market Highlights

GenEco Electrolyzer Growth and Global Expansion

•	Over 230 megawatts of GenEco electrolyzer programs are currently being mobilized across Europe, Australia, and North America, reflecting strong global demand and Plug’s leadership in delivering industrial-scale hydrogen solutions.
•	In April, Plug’s Georgia hydrogen plant set a U.S. production record using GenEco systems — a milestone that demonstrates the scalability, reliability, and cost-effectiveness of our technology, underscoring Plug’s ability to execute at scale and deliver high-volume, dependable hydrogen powered by GenEco electrolyzers.
•	The GenEco electrolyzer sales funnel remains exceptionally strong, with additional customer commitments expected this year and multiple large-scale projects moving toward final investment decisions in 2026. Plug is also pursuing pre-FID agreements to secure long-term value earlier in the development cycle, reinforcing our leadership position in the global electrolyzer market.

Strengthened Hydrogen Supply and Customer Confidence

•	A major hydrogen supply agreement was extended with improved economics, supporting better margins in the second half.
•	GenEco has become the electrolyzer platform of choice for industrial-scale applications in oil refining, chemicals, mining, semiconductors, steel, cement and more.

Positioned for Growth in GenDrive Material Handling

•	The extension of the Investment Tax Credit (ITC) through 2026 is stimulating customer demand for Plug’s GenDrive fuel cells for material handling solutions. The Company expects this momentum to drive new bookings in the second half of 2025, setting the stage for significant growth in 2026.

Advancing Plug’s Energy Transition business with Proven Expertise

•	Plug’s Energy Transition business is gaining traction as the Company leverages its expertise in skid packaging and liquefier technology to support customers in industries including renewable diesel and sustainable aviation fuel (SAF). This capability is expected to open new revenue opportunities in the second half of 2025.

Tax Credit Clarity Helps Accelerate Growth

•	The passage of the One Big Beautiful Bill in July was a major policy win, solidifying the Section 45V Clean Hydrogen Production Tax Credit and the Section 48E Investment Tax Credit:

o	30% ITC for qualified fuel cell properties (2026–2032)
o	Preservation of the PTC with direct pay and transferability for hydrogen projects beginning construction before 2028

Focus on Gross Margin Neutrality

•	Plug expects to achieve gross margin breakeven on a run-rate basis in Q4 2025.
•	Continued cost discipline, enhanced service execution, and scale benefits from GenEco deployments positions the Company to achieve this goal.

Earnings Call Details

•	Date: August 11, 2025
•	Time: 4:30 PM ET
•	Dial-In: 877-407-9221 / +1 201-689-8597
•	Webcast: https://event.webcasts.com/starthere.jsp?ei=1727352&tp_key=81848c6f90

A live webcast will be available on the Plug Investor Relations website at https://www.ir.plugpower.com, and a playback will be available online for a period of time following the call.

About Plug

Plug Power is building the global hydrogen economy with a fully integrated ecosystem spanning production, storage, delivery, and power generation. A first mover in the industry, Plug Power provides electrolyzers, liquid hydrogen, fuel cell systems, storage tanks, and fueling infrastructure to industries such as material handling, industrial applications and energy producers—advancing energy independence and decarbonization at scale.

With electrolyzers deployed across five continents, Plug Power leads in hydrogen production, delivering large-scale projects that redefine industrial power. The company has deployed over 72,000 fuel cell systems and 275 fueling stations and is the largest user of liquid hydrogen. Plug Power is rapidly expanding its generation network to ensure a reliable, domestically produced hydrogen supply. With plants operational in Georgia, Tennessee, and Louisiana, Plug Power’s total production capacity is now 40 tons per day.

Plug Power supports global leaders like Walmart, Amazon, Home Depot, BMW, and BP through its talented workforce and state-of-the-art manufacturing facilities around the world.

For more information, visit www.plugpower.com.

Safe Harbor

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug, including but not limited to statements about Project Quantum Leap and the anticipated benefits from the implementation of such initiative; Plug’s expectations regarding its financial profile and market outlook, including its estimated gross margins and the expected timing to break even on a run-rate basis; Plug’s ability to deliver on its business and strategic objectives, including its expectations regarding its sales growth, gross margin, cash utilization, access to capital and working capital performance; Plug’s expectations regarding its hydrogen production network and its ability to leverage its platform and reduce third-party fuel costs; Plug’s expectations regarding benefits of the Section 45V Clean Hydrogen Production Tax Credit and the Section 48E Investment Tax Credit; and Plug’s ability to advance financing initiatives which will support long-term capital efficiency. You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the anticipated benefits and actual savings and costs resulting from Project Quantum Leap; the risk that Plug’s ability to achieve its business objectives and to continue to meet its obligations is dependent upon its ability to maintain a certain level of liquidity, which will depend in part on its ability to manage its cash flows; the risk that the funding of the Department of Energy loan may be delayed or cancelled; the risk that Plug may continue to incur losses and might never achieve or maintain profitability; the risk that Plug may not be successful in its financing initiatives and not have sufficient capital to continue its operations; the risk that Plug may not be able to expand its business or manage its future growth effectively; the risk that global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, increase in tariffs, and supply chain disruptions, may adversely affect Plug’s operating results; the risk that Plug may not be able to obtain from its hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that Plug may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing its product and project development goals may adversely affect its revenue and profitability; the risk that its estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, nonrenewal, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including Plug’s qualification to utilize the PTC and ITC; the risk that volatility in commodity prices and product shortages may adversely affect Plug’s gross margins and financial results; and the risk that Plug may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2024, Plug’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 as well as any subsequent filings. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Plug disclaims any obligation to update forward-looking statements except as may be required by law.

MEDIA CONTACT

Teal Hoyos

media@plugpower.com

Plug Power Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands, except share and per share amounts)

(Unaudited)

	June 30,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$140,736	$205,693
Restricted cash	195,443	198,008
Accounts receivable, net of allowance of $42,384 as of June 30, 2025 and $37,712 as of December 31, 2024	138,743	157,244
Inventory, net	643,926	682,642
Contract assets	97,714	94,052
Prepaid expenses, tax credits, and other current assets	113,435	139,845
Total current assets	1,329,997	1,477,484

Restricted cash	$540,622	$637,008
Property, plant, and equipment, net	910,144	866,329
Right of use assets related to finance leases, net	55,017	51,822
Right of use assets related to operating leases, net	215,310	218,081
Equipment related to power purchase agreements and fuel delivered to customers, net	129,456	144,072
Contract assets	23,125	23,963
Intangible assets, net	81,043	84,660
Investments in non-consolidated entities and non-marketable equity securities	46,196	85,494
Other assets	22,870	13,933
Total assets	$3,353,780	$3,602,846

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$152,060	$180,966
Accrued expenses	105,173	103,145
Deferred revenue and other contract liabilities	107,063	144,093
Operating lease liabilities	72,478	71,250
Finance lease liabilities	14,147	12,802
Finance obligations	81,368	83,129
Current portion of convertible debt instruments, net	145,318	58,273
Current portion of long-term debt (of which $64,000 was measured at fair value as of June 30, 2025 and $0 was measured at fair value as of December 31, 2024)	64,936	946
Contingent consideration, loss accrual for service contracts, and other current liabilities (of which $25,017 was measured at fair value as of June 30, 2025 and $28,954 was measured at fair value as of December 31, 2024)	93,223	93,885
Total current liabilities	835,766	748,489

Deferred revenue and other contract liabilities	$40,624	$58,532
Operating lease liabilities	227,319	242,148
Finance lease liabilities	22,471	22,778
Finance obligations	228,609	264,318
Convertible debt instruments, net (of which $173,150 was measured at fair value as of December 31, 2024)	—	321,060
Long-term debt (of which $133,861 was measured at fair value as of June 30, 2025 and $0 was measured at fair value as of December 31, 2024)	135,325	1,932
Contingent consideration, loss accrual for service contracts, and other liabilities (of which $16,913 was measured at fair value as of June 30, 2025 and $31,792 was measured at fair value as of December 31, 2024)	99,706	135,833
Total liabilities	1,589,820	1,795,090

Stockholders’ equity:
Common stock, $.01 par value per share; 1,500,000,000 shares authorized; Issued (including shares in treasury): 1,165,714,048 as of June 30, 2025 and 934,126,897 as of December 31, 2024	$11,658	$9,342
Additional paid-in capital	8,789,434	8,430,537
Accumulated other comprehensive income/(loss)	3,478	(2,502)
Accumulated deficit	(7,018,200)	(6,594,445)
Less common stock in treasury: 18,494,066 as of June 30, 2025 and 20,230,043 as of December 31, 2024	(105,304)	(108,795)
Total Plug Power Inc. stockholders’ equity	1,681,066	1,734,137
Non-controlling interest	82,894	73,619
Total stockholders’ equity	1,763,960	1,807,756
Total liabilities and stockholders’ equity	$3,353,780	$3,602,846

Plug Power Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2024	2025	2024
Net revenue:
Sales of equipment, related infrastructure and other	$99,173	$76,788	$162,679	$145,083
Services performed on fuel cell systems and related infrastructure	16,367	13,034	33,241	26,057
Power purchase agreements	23,633	19,674	46,843	37,978
Fuel delivered to customers and related equipment	34,399	29,887	63,856	48,173
Other	398	3,967	1,025	6,323
Net revenue	$173,970	$143,350	$307,644	$263,614
Cost of revenue:
Sales of equipment, related infrastructure and other	117,280	129,911	191,836	265,036
Services performed on fuel cell systems and related infrastructure	9,996	13,730	24,458	26,687
(Benefit)/provision for loss contracts related to service	(10,832)	16,484	(1,944)	32,229
Power purchase agreements	45,272	54,312	95,204	109,540
Fuel delivered to customers and related equipment	65,636	58,317	124,990	116,890
Other	83	1,851	426	3,562
Total cost of revenue	$227,435	$274,605	$434,970	$553,944

Gross loss	$(53,465)	$(131,255)	$(127,326)	$(290,330)

Operating expenses:
Research and development	12,193	18,940	29,550	44,220
Selling, general and administrative	87,893	85,144	168,732	163,103
Restructuring	2,964	1,629	20,118	7,640
Impairment	20,599	3,937	21,663	4,221
Change in fair value of contingent consideration	(168)	3,768	(11,987)	(5,432)
Total operating expenses	$123,481	$113,418	$228,076	$213,752

Operating loss	(176,946)	(244,673)	(355,402)	(504,082)

Interest income	5,845	7,795	10,998	17,072
Interest expense	(15,938)	(9,511)	(27,424)	(20,836)
Other income/(expense), net	3,817	(9,080)	5,107	(16,076)
Loss on extinguishment of convertible debt instruments and debt	(5,475)	—	(9,127)	(14,047)
Change in fair value of convertible debenture	9,240	—	1,902	—
Change in fair value of debt	(3,408)	—	(3,408)	—
Loss on equity method investments	(45,850)	(7,240)	(48,220)	(20,353)

Loss before income taxes	$(228,715)	$(262,709)	$(425,574)	$(558,322)

Income tax (expense)/benefit	(12)	376	(12)	213

Net loss	$(228,727)	$(262,333)	$(425,586)	$(558,109)

Net loss attributable to non-controlling interest	$(1,628)	$—	$(1,831)	$—

Net loss attributable to Plug Power Inc.	$(227,099)	$(262,333)	$(423,755)	$(558,109)

Net loss per share attributable to Plug Power Inc.:
Basic and diluted	$(0.20)	$(0.36)	$(0.41)	$(0.81)

Weighted average number of common stock outstanding	1,126,627,283	736,848,684	1,036,697,246	688,900,904

Plug Power Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six months ended June 30,
	2025	2024
Operating activities
Net loss	$(425,586)	$(558,109)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of long-lived assets	24,910	34,603
Amortization of intangible assets	4,008	9,434
Lower of cost or net realizable value inventory adjustments and provision for excess and obsolete inventory	21,166	53,359
Stock-based compensation	24,167	40,013
Loss on extinguishment of convertible debt instruments and debt	9,127	14,047
Provision/(recoveries) for losses on accounts receivable	4,672	(1,313)
Amortization of premium of debt issuance costs on convertible debt instruments and long-term debt	(214)	(718)
Provision for common stock warrants	18,599	10,327
Deferred income tax benefit	—	(213)
Impairment	21,663	4,221
(Recovery)/loss on service contracts	(25,806)	7,292
Change in fair value of contingent consideration	(11,987)	(5,432)
Lease origination costs	—	(2,467)
Change in fair value of convertible debenture	(1,902)	—
Change in fair value of debt	3,408	—
Loss on equity method investments	48,220	20,353
Changes in operating assets and liabilities that provide/(use) cash:
Accounts receivable	13,829	55,261
Inventory	16,356	(11,925)
Contract assets	(5,210)	(2,897)
Prepaid expenses and other assets	41,691	(20,864)
Accounts payable, accrued expenses, and other liabilities	(4,077)	(15,818)
Payments of contingent consideration	(8,341)	(9,164)
Payments of operating lease liability, net	(11,133)	—
Deferred revenue and other contract liabilities	(54,938)	(42,456)
Net cash used in operating activities	$(297,378)	$(422,466)

Investing activities
Purchases of property, plant and equipment	(79,069)	(193,923)
Purchases of equipment related to power purchase agreements and equipment related to fuel delivered to customers	(7,409)	(11,022)
Cash paid for non-consolidated entities and non-marketable equity securities	(838)	(63,713)
Net cash used in investing activities	$(87,316)	$(268,658)

Financing activities
Payments of contingent consideration	—	(1,836)
Proceeds from public and private offerings, net of transaction costs	276,192	572,120
Payments of tax withholding on behalf of employees for net stock settlement of stock-based compensation	(207)	(602)
Contributions by non-controlling interest	750	—
Proceeds from exercise of stock options	—	67
Principal payments on convertible debentures	(185,962)	—
Proceeds from debt issuance	199,500	—
Premium on principal of convertible debenture settled in cash	(3,832)	—
Principal payments on long-term debt	(688)	(685)
Cash paid for closing fees related to DOE loan guarantee	(13,414)	—
Principal repayments of finance obligations and finance leases	(46,275)	(42,313)
Net cash provided by financing activities	$226,064	$526,751
Effect of exchange rate changes on cash	(5,278)	14,135
Decrease in cash and cash equivalents	(64,957)	(72,674)
Decrease in restricted cash	(98,951)	(77,564)
Cash, cash equivalents, and restricted cash beginning of period	1,040,709	1,169,144
Cash, cash equivalents, and restricted cash end of period	$876,801	$1,018,906